UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2014

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9001 Spectrum Center Boulevard

San Diego, California 92123

(Address of Principal Executive Offices) (Zip Code)

(858) 836-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 19, 2014, US Pacific time, at our annual meeting of stockholders, our stockholders (1) elected the three nominees listed below to serve on our board of directors; (2) ratified the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2015; and (3) approved the compensation of our named executive officers.

	For	Against	Abstain	Broker Non-Votes
Item of Business No. 1: Election of the following three nominees to serve for three-year terms until our annual meeting of stockholders in 2017:
Michael Farrell	99,053,094	77,069	177,480	7,608,684
Chris Roberts	95,376,702	3,751,692	179,249	7,608,684
Jack Wareham	98,889,484	240,442	177,717	7,608,684

	For	Against	Abstain	Broker Non-Votes
Item No. 2: Ratification of Auditors	106,258,434	406,582	251,311

	For	Against	Abstain	Broker Non-Votes
Item No. 3: Approval, on an advisory basis, of the compensation of ResMed’s named executive officers.	92,577,258	6,339,158	391,227	7,608,684

SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

RESMED INC.

Date: November 25, 2014	By:	/s/ David Pendarvis
		Name:	David Pendarvis
		Its:	Chief administrative officer, global general counsel and secretary